MFS VARIABLE INSURANCE TRUST

                           CERTIFICATION OF AMENDMENT
                           TO THE DECLARATION OF TRUST


                              TERMINATION OF SERIES


      Pursuant  to  Section  9.2(b)  of  the Amended and Restated Declaration of

Trust, dated December 16, 2004, as amended  (the "Declaration"), of MFS Variable

Insurance Trust, a business trust organized under  the  laws of The Commonwealth of Massachusetts (the "Trust"), the undersigned, constituting  a majority of the

Trustees of the Trust, hereby certify that MFS Core Equity Series,  a  series of the Trust, has been terminated.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of June 19, 2015 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned.

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|                                     |                             |
|                                     |                             |
|STEVEN E. BULLER                     |JOHN P. KAVANAUGH            |
|Steven E. Buller                     |John P. Kavanaugh            |
|c/o MFS Investment Management        |c/o MFS Investment Management|
|111 Huntington AvenueBoston, MA 02199|111 Huntington Avenue        |
|                                     |Boston, MA 02199             |
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|                                     |                             |
|                                     |                             |
|ROBERT E. BUTLER                     |ROBERT J. MANNING            |
|Robert E. Butler                     |Robert J. Manning            |
|c/o MFS Investment Management        |MFS Investment Management    |
|111 Huntington Avenue                |111 Huntington Avenue        |
|Boston, MA 02199                     |Boston, MA 02199             |
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|                                     |                             |
|                                     |                             |
|MAUREEN R. GOLDFARB                  |MARYANNE L. ROEPKE           |
|Maureen R. Goldfarb                  |Maryanne L. Roepke           |
|c/o MFS Investment Management        |c/o MFS Investment Management|
|111 Huntington Avenue                |111 Huntington Avenue        |
|Boston, MA 02199                     |Boston, MA 02199             |
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|                                     |                             |
|                                     |                             |
|DAVID H. GUNNING                     |ROBIN A. STELMACH            |
|PersonNameDavid H. Gunning           |Robin A. Stelmach            |
|c/o MFS Investment Management        |MFS Investment Management    |
|111 Huntington Avenue                |111 Huntington Avenue        |
|Boston, MA 02199                     |Boston, MA 02199             |
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|                                     |                             |
|                                     |                             |
|WILLIAM R. GUTOW                     |LAURIE J. THOMSEN            |
|PersonNameWilliam R. Gutow           |Laurie J. Thomsen            |
|c/o MFS Investment Management        |c/o MFS Investment Management|
|111 Huntington Avenue                |111 Huntington Avenue        |
|Boston, MA 02199                     |Boston, MA 02199             |
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|                                     |                             |
|                                     |                             |
|MICHAEL HEGARTY                      |ROBERT W. UEK                |
|Michael Hegarty                      |Robert W. Uek                |
|c/o MFS Investment Management        |c/o MFS Investment Management|
|111 Huntington Avenue                |111 Huntington Avenue        |
|Boston, MA 02199                     |Boston, MA 02199             |
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